TRANSAMERICA PARTNERS VARIABLE FUNDS

and

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

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Supplement to the Currently Effective Prospectus

and Statement of Additional Information

Transamerica Partners Variable Funds Money Market Subaccount

In response to recent amendments to Rule 2a-7 under the Investment Company Act of 1940 passed by the Securities and Exchange Commission, the Board of Trustees of the underlying portfolio of the Transamerica Partners Variable Funds Money Market Subaccount (the “Portfolio”) has approved changes to the Portfolio’s investment objectives and principal investment strategies that will allow the Portfolio to operate as a “government money market fund.” Under amended Rule 2a-7, a government money market fund is a money market fund that invests at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

The Portfolio’s operation as a government money market fund will result in its shareholders having continued access to a money market fund which seeks to maintain a stable but not fixed net asset value. As a government money market fund, the Portfolio may allow retail and institutional investors in the Portfolio. Additionally, the Portfolio will not be required to impose liquidity fees and/or redemption gates, and has no current intention to voluntarily impose such liquidity fees or redemption gates. However, the Board of Trustees of the Portfolio reserves the right to impose liquidity fees and/or redemption gates in the future.

Effective on or about May 1, 2016:

•	Transamerica Partners Money Market Portfolio will change its name to Transamerica Partners Government Money Market Portfolio.

•	Transamerica Partners Variable Funds Money Market Subaccount will change its name to Transamerica Partners Variable Funds Government Money Market Subaccount.

•	The Portfolio’s investment objective will be deleted in its entirety and replaced with the following:

INVESTMENT OBJECTIVE: Seeks as high a level of current income as is consistent with preservation of capital and liquidity.

•	The following information will supplement and supersede any contrary information contained in the Portfolio’s principal investment strategies:

The Portfolio is a government money market fund. The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

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The investment advisory fee payable to the Portfolio’s investment adviser, Transamerica Asset Management, Inc., based on the Portfolio’s average daily net assets will be reduced to 0.25% on the first $1 billion; 0.24% over $1 billion up to $3 billion; and 0.23% in excess of $3 billion.

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Investors Should Retain this Supplement for Future Reference

January 11, 2016